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Scientific Games

Second Quarter 2011
Earnings Presentation

SCIENTIFIC GAMES®

Safe Harbor Statement

Throughout this presentation we make "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as "may," "will," "estimate," "intend," "continue," "believe," "expect," "anticipate," "could," "potential," "opportunity," or similar terminology. These statements are based upon management's current expectations, assumptions and estimates and are not guarantees of future results or performance. Actual results may differ materially from those projected in these statements due to a variety of risks and uncertainties and other factors, including, among other things: competition; material adverse changes in economic and industry conditions; technological change; retention and renewal of existing contracts and entry into new or revised contracts; availability and adequacy of cash flows to satisfy obligations and indebtedness or future needs; protection of intellectual property; security and integrity of software and systems; laws and government regulation, including those relating to gaming licenses, permits and operations; inability to identify, complete and integrate future acquisitions; inability to complete the proposed acquisition of Barcrest Group Limited and Cyberview Technology CZ s.r.o.; inability to benefit from, and risks associated with, joint ventures and strategic investments and relationships; failure of the Company's Northstar joint venture to meet the net income targets or otherwise realize the anticipated benefits under its private management agreement with the Illinois Lottery; seasonality; inability to identify and capitalize on trends and changes in the lottery and gaming industries; inability to enhance and develop successful gaming concepts; dependence on suppliers and manufacturers; liability for product defects; fluctuations in foreign currency exchange rates and other factors associated with foreign operations; influence of certain stockholders; dependence on key personnel; failure to perform on contracts; resolution of pending or future litigation; labor matters; and stock price volatility. Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in the Company's filings with the Securities and Exchange Commission, including under the heading "Risk Factors" in our periodic reports. Forward-looking statements speak only as of the date they are made and, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

The date of this presentation is as of August 9, 2011, and the information provided herein is presented through the dates indicated on the applicable slides. Forward-looking statements speak only as of the date they are made and, except for Scientific Games' ongoing obligations under the U.S. federal securities laws, Scientific Games undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

Note Regarding Presentation of Non-GAAP Financial Measures:

This presentation and the related discussion include certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP). Additional information regarding these non-GAAP financial measures, including reconciliations to the most directly comparable U.S. GAAP financial measures, can be found in this presentation or in Scientific Games' press release dated August 9, 2011. This press release is available on Scientific Games' website at www.scientificgames.com in the "Investor Information – Press Releases" section.

SG SCIENTIFIC GAMES®

Key Q2 Data

	Q2 2011 vs. 2010
Summary of Results	
Revenue	(5.5%)
Attributable EBITDA[1]	5.7%
Revenue, ex. Racing Business	7.4%

Segment Results

	Revenue	Operating Income
Diversified Gaming Group, ex. Racing Business	42.2%	167.9%
Printed Products Group	9.4%	22.7%
Lottery Systems Group	(8.6%)	(28.3%)

	Q2 2011 vs. 2010
Key Performance Indicators	
U.S. Customers' Retail Sales:	
Instant Tickets	6.5%
Lottery Systems	(8.2%)
China Sports Lottery Instant Ticket Retail Sales	13.9%
Italy Instant Ticket Retail Sales	12.6%
Global Draw U.K. Gross Win/Machine/Day[2]	4.9%

Strong quarterly results

- **Solid revenue growth, ex. Racing Business**
- **Reported attributable EBITDA grew $4.9M YoY despite the loss of $4.8M of Q2'10 EBITDA from the Racing Business, which was sold in Oct '10**
- **Printed Products and Diversified Gaming Groups exhibited robust revenue growth and operating leverage**
- **Lottery Systems impacted by two lost contracts, lower jackpot amounts and lower product sales**

Solid retail trends

- **Instant ticket growth strong in most U.S. states**
- **U.S. draw games impacted by low jackpot amounts**
- **China benefited from NBA-themed games and an expansion of the retailer network**
- **Italy growth driven by the C20 game and expanded retailer base**
- **U.K. gross win/machine/day continues to grow despite tough economic backdrop; Ladbrokes gross win increased 15% YoY in Q2'11**

(1) Attributable EBITDA, as used herein, is based on the definition of "consolidated EBITDA" in our credit agreement (summarized in our August 9, 2011 press release), except that attributable EBITDA as used herein includes our share of the EBITDA of all of our equity investments (whereas "consolidated EBITDA" for purposes of the credit agreement generally includes our share of the EBITDA of our Italian joint venture but only the income of our other equity investments to the extent it has been distributed to us). Attributable EBITDA is a non-GAAP financial measure that is presented herein as a supplemental disclosure and is reconciled to net income (loss) in our August 9, 2011 press release.

(2) Represents the average amount bet less player winnings, excluding taxes and other fees, per installed Global Draw machine per day.

Recent Business Developments

- **Global Draw completed the roll-out of approximately 8,000 terminals to Ladbrokes' betting shops in the U.K.**
- **Signed five-year instant ticket contract extension with the Georgia Lottery to remain the primary instant ticket vendor through September 10, 2018**
- **Operations under the Northstar private management agreement with the Illinois Lottery commenced on July 1st; a legal challenge to the revenue statute relating to the privatization of the lottery was rejected by an Illinois Supreme Court decision**
- **Company's *Sciplay* joint venture signed an agreement with the California Online Poker Association (COPA) to be its provider of intrastate internet poker services as regulation evolves**
- **Multi-State Lottery Organization approved a price increase for Powerball® to $2.00, which is anticipated to go into effect on January 15, 2012, representing the first price increase in the history of U.S. multi-state draw games**

Q2'11 Consolidated Results

($ in millions)

	Revenue	Revenue (Excluding Racing Business)
Q2'10 Revenue	**$233.0**	**$205.1**
Printed Products Group	11.3	11.3
Lottery Systems Group	(5.4)	(5.4)
Diversified Gaming Group	(18.8)	9.2
Q2'11 Revenue	**$220.2**	**$220.2**

	Attributable EBITDA[1]
Q2'10 Attributable EBITDA[1]	**$85.7**
Year-Over-Year Change	4.9
Q2'11 Attributable EBITDA[1]	**$90.5**

- **Reported revenue negatively impacted by the sale of the Racing Business in Q4'10 ($27.9M)**
- **Excluding the results of the Racing Business in Q2'10, revenue in Q2'11 increased 7.4% vs. the prior-year period**
- **Reported attributable EBITDA grew $4.9M YoY despite the loss of $4.8M of Q2'10 EBITDA from the Racing Business, which was sold in October 2010**

(1) Attributable EBITDA, as used herein, is based on the definition of "consolidated EBITDA" in our credit agreement (summarized in our August 9, 2011 press release), except that attributable EBITDA as used herein includes our share of the EBITDA of all of our equity investments (whereas "consolidated EBITDA" for purposes of the credit agreement generally includes our share of the EBITDA of our Italian joint venture but only the income of our other equity investments to the extent it has been distributed to us). Attributable EBITDA is a non-GAAP financial measure that is presented herein as a supplemental disclosure and is reconciled to net income (loss) in our August 9, 2011 press release.

Earnings Per Share

		Second Quarter	
		2011	2010
Reported earnings (loss) per share		**$0.08**	**($0.05)**
After-Tax Impact of Certain Items Included in Reported EPS	**Description**	**Per Share Impact on Reported EPS**	
Credit Agreement Adjustments:			
Earn-outs for permitted acquisitions	Additional acquisition related payments	($0.00)	-
Racing disposition charges and expenses	Transaction expenses related to the sale of the Racing Business	(0.00)	($0.04)
Italian concession obligations	Professional fees and a loss on a foreign currency hedge related to the Italian instant ticket tender process	-	(0.07)
Playtech royalties and fees	Fees to Playtech for Global Draw's new terminal software platform	(0.01)	-
Deferred contingent compensation expense	Deferred contingent incentive compensation expense related to Asia-Pacific operations	(0.00)	-
Specified permitted add-backs	Fees and expenses primarily related to the pending Barcrest acquisition	(0.01)	-
Non-cash stock-based compensation expenses		(0.05)	(0.04)
Other Items:			
Non-cash charge	Accelerated depreciation of Global Draw's back-end technology platform in connection with the migration to a new technology	(0.01)	-
Tax benefit (expense)	Valuation allowance, FIN 48 adjustment, and other tax adjustments not related to the current year	(0.01)	(0.13)

Printed Products Group

($ in millions)

	Revenue
Q2'10 Revenue	**$121.2**
Sales to U.S. Customers	6.0
Sales to International Customers	3.9
Foreign Exchange	2.1
Phone Cards & Other	(0.6)
Q2'11 Revenue	**$132.5**

	Operating Income
Q2'10 Operating Income	**$30.8**
Impact of Change in Revenue	8.2
+/- Selling, General & Administrative Expense	(1.3)
+/- Stock-Based Compensation	(0.1)
+/- Depreciation and Amortization	0.2
Q2'11 Operating Income	**$37.8**

- **Printed Products Group revenue increased 9.4% in Q2'11 vs. Q2'10; 22.7% growth in operating income reflects significant operating leverage in the business**
- **Sales to U.S. customers increased, in part, due to the launch of the Wheel of Fortune® multi-state instant game**
- **International revenue growth was driven by sales to LNS in Italy and European CSP customers**

Lottery Systems Group

($ in millions)

	Revenue
Q2'10 Revenue	**$62.2**
International Service Revenue, including Foreign Exchange	1.4
U.S. Instant Ticket Validation	0.7
U.S. Service Revenue	(2.1)
Contract Losses (VT & NH) in Q2'10	(2.2)
Sales of Hardware and Software & Other	(3.2)
Q2'11 Revenue	**56.8**

	Operating Income
Q2'10 Operating Income	**$12.7**
Impact of Change in Revenue	(3.9)
+/- Selling, General & Administrative Expense	1.4
+/- Stock-Based Compensation	(0.1)
+/-Depreciation and Amortization	(1.0)
Q2'11 Operating Income	**$9.1**

- **Lottery Systems Group revenue declined 8.6% in Q2'11 vs. Q2'10**
- **The decrease in U.S. service revenue, excluding the loss of VT and NH contracts on 6/30/10, was primarily related to lower jackpot amounts**
- **Lower product sales during the quarter**
- **The decline in revenue was partially offset by lower SG&A**

Diversified Gaming Group

($ in millions)

	Revenue	Revenue (Excluding Racing Business)
Q2'10 Revenue	**$49.7**	**$21.7**
U.K. Performance	8.0	8.0
Sales Revenue, FX & Other	1.2	1.2
Sale of Racing Business	(27.9)	-
Q2'11 Revenue	**$30.9**	**$30.9**

	Operating Income	Operating Income (Excluding Racing Business)
Q2'10 Operating Income	**($0.0)**	**$1.2**
Impact of Change in Revenue	(3.0)	4.5
+/- Selling, General & Administrative Expense	1.3	(1.4)
+/- Stock-Based Compensation	0.2	0.0
+/- Depreciation and Amortization	(1.1)	(1.1)
Write-down related to the sale of Racing Business	5.9	-
Q2'11 Operating Income	**$3.2**	**$3.2**

- **Decline in Diversified Gaming Group revenue was primarily the result of the sale of the Racing Business in Q4'10**
- **Excluding the results of the Racing Business in Q2'10, Diversified Gaming Group's revenue increased 42.2% in Q2'11 vs. the prior-year period; operating income growth reflects significant operating leverage in the business**
- **Increase in U.K. revenue was primarily the result of new terminal installations at Ladbrokes**
- **Increase in depreciation and amortization includes accelerated depreciation of Global Draw's back-end technology platform**